UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2019

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.03 Material Modification to Rights of Security Holders.

The information in Item 8.01 below regarding the Third Amended and Restated Articles of Association of ReWalk Robotics Ltd. (the “Company” or “ReWalk”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 8.01 below regarding the Third Amended and Restated Articles of Association of the Company is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held the 2019 annual meeting of shareholders on March 27, 2019 (the “Meeting”). An aggregate of 53,304,002 ordinary shares, or 72.8% of the Company’s 73,193,544 total outstanding voting shares as of February 19, 2019, the record date for the Meeting, were present or voted at the Meeting, constituting a quorum. The following proposals were voted upon at the Meeting, with the results of such voting as set forth below; all proposals received the requisite level of approval by shareholders. The proposals were described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on February 19, 2019 (the “Proxy”). Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal One	To reelect the Class II directors of the Board to serve until the 2022 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her office is vacated in accordance with the Company’s Articles of Association or the Israel Companies Law, 5759-1999. The nominees were Larry Jasinski, Ning Cong and John William Poduska.

	Shares Voted
Larry Jasinski	For	Against	Abstain	Broker Non-Votes
	10,484,927	1,187,038	762,966	40,869,071
Ning Cong	For	Against	Abstain	Broker Non-Votes
	10,705,002	959,483	770,446	40,659,071
John William Poduska	For	Against	Abstain	Broker Non-Votes
	10,691,863	958,379	784,689	40,659,071

Proposal Two	To approve amendments to the Articles of Association of the Company authorizing a reverse share split of all of the Company’s outstanding ordinary shares, par value NIS 0.01 each (the “Shares”), to be effective at the ratio and on a date to be determined by the Board.

Shares Voted
For	Against	Abstain	Broker Non-Votes
37,263,922	13,772,301	2,264,573	3,206

Proposal Three	Subject to the approval of Proposal Two, to approve amendments to the Articles of Association of the Company authorizing an increase in the Company’s authorized share capital.

Shares Voted
For	Against	Abstain	Broker Non-Votes
32,466,560	12,534,919	2,688,525	5,613,998

Proposal Four	To approve a grant of equity awards to Larry Jasinski, the Company’s CEO.

Shares Voted
For	Against	Abstain	Broker Non-Votes
9,346,330	2,310,711	777,889	40,869,072

Proposal Five	To approve an amendment to the Company’s Compensation Policy involving determination of the annual bonus of the CEO.

Shares Voted
For	Against	Abstain	Broker Non-Votes
9,320,253	2,570,110	544,566	40,869,073

Proposal Six	To approve the reappointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the year ending December 31, 2019 and until the next annual meeting of shareholders, and to authorize the Board, upon recommendation of the audit committee, to fix the remuneration of said independent registered public accounting firm.

Shares Voted
For	Against	Abstain
42,011,577	2,135,685	3,088,914

Item 8.01 Other Information.

Following the Meeting, an authorized committee of the board of directors of the Company approved a one-for-twenty-five reverse share split of the Company’s ordinary shares, and the Company filed the Third Amended and Restated Articles of Association of the Company with the Registrar of Companies of the State of Israel to effect the reverse share split and to increase the Company’s authorized share capital after the effect of the reverse share split. The reverse share split became effective at 9:30 a.m. Eastern Time on April 1, 2019. Additionally, effective at the same time, the total number of ordinary shares the Company is authorized to issue changed from 250,000,000 shares to 60,000,000 shares, the par value per share of the ordinary shares changed to NIS 0.25 and the authorized share capital of the Company changed from NIS 2,500,000 to NIS 15,000,000.

Upon the effectiveness of the reverse share split, every twenty-five Shares were automatically combined and converted into one ordinary share. Appropriate adjustments were also made to all outstanding derivative securities of the Company, including all outstanding equity awards and warrants. In particular, the following changes were made to the exercise prices of the Company’s warrants to purchase ordinary shares:

●	Warrant issued to Kreos Capital V (Expert Fund) Limited: $7.5
●	Warrants issued in November 2016 follow-on offering: $118.75
●	Warrants (including common warrants and pre-funded warrants) issued in November 2018 follow-on offering: $7.5
●	Warrants issued to underwriter in November 2018 follow-on offering: $9.375
●	Warrants issued to placement agent in February 2019 follow-on offering: $7.1875

No fractional shares were issued in connection with the reverse share split. Instead, all fractional shares (including shares underlying outstanding equity awards and warrants) were rounded down to the nearest whole number.

The Company’s ordinary shares will continue to trade on the Nasdaq Capital Market under the symbol “RWLK,” although a new CUSIP number (M8216Q 200) has been assigned to the Company’s ordinary shares because of the reverse share split.

The Company’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), is acting as exchange agent for the reverse share split. ReWalk shareholders holding their ordinary shares in registered book entry form or in “street name” through a bank, broker or other nominee or holding outstanding equity awards or warrants relating to the ordinary shares do not need to take any action in connection with the reverse share split, and may receive notice of adjustments to their securities from the Company or a third-party provider. ReWalk shareholders holding their ordinary shares in certificated form will receive a transmittal from AST as soon as practicable after the effective date explaining how to exchange certificated ordinary shares for a statement of holding of their ordinary shares in book-entry form. For more information, see the Proxy.

On March 29, 2019, the Company issued a press release announcing the foregoing. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Upon the effectiveness of the reverse share split, the Company’s 2014 Incentive Compensation Plan (the “2014 Plan”) was amended and restated to reflect the reduction of the number of shares available thereunder and the limitations on awards to individual participants thereunder proportionate with the reverse share split. The 2014 Plan, as amended and restated, is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The foregoing summary of the effect of the Third Amended and Restated Articles of Association of the Company is qualified in its entirety by reference to the full text of the Third Amended and Restated Articles of Association of the Company, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements include projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s ability to secure capital from equity and debt financings in light of limitations under its effective registration statement on Form S-3, the price range of its ordinary shares and conditions in the financial markets, and the risk that such financings may dilute its shareholders or restrict its business; ReWalk’s ability to regain compliance with various continued listing requirements of the Nasdaq Capital Market, its related ability to raise the market price of its ordinary shares sufficiently through a reverse share split to cure one of several Nasdaq listing deficiencies, and the risk that its ordinary shares will be delisted if it regains compliance; the risk of decreased liquidity in the market for ReWalk’s ordinary shares and a reduced market capitalization of the Company following the reverse share split, and the risk of dilution following the increase in authorized share capital; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors in that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to repay its secured indebtedness; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s information technology systems significantly disrupting its business operations; ReWalk’s ability to establish a pathway to commercialize its products in China; the risk of substantial dilution resulting from periodic issuances of its ordinary shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this report speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Third Amended and Restated Articles of Association of the Company.
10.1	ReWalk Robotics Ltd. 2014 Incentive Compensation Plan, as amended.*
99.1	Press release dated March 29, 2019 of ReWalk Robotics Ltd.

*	Management contract or compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name:	Ori Gon
Title:	Chief Financial Officer

Dated: April 1, 2019

EXHIBIT INDEX

Exhibit No.	Description
3.1	Third Amended and Restated Articles of Association of the Company.
10.1	ReWalk Robotics Ltd. 2014 Incentive Compensation Plan, as amended.*
99.1	Press release dated March 29, 2019 of ReWalk Robotics Ltd.

*	Management contract or compensatory plan, contract or arrangement.